Other Real Estate and Other Assets Acquired in Settlement of Loans	12 Months Ended
Dec. 31, 2023
Other Real Estate [Abstract]
Other Real Estate and Other Assets Acquired in Settlement of Loans	Other Real Estate and Other Assets Acquired in Settlement of Loans

(in thousands)	2023	2022
Real estate construction - commercial	$7,668	$10,094
Real estate mortgage - residential	20	179
Real estate mortgage - commercial	—	1,186
Repossessed assets	6	—
Total	$7,694	$11,459
Less valuation allowance for other real estate owned	(5,950)	(2,664)
Total other real estate owned	$1,744	$8,795
Changes in the net carrying amount of other real estate owned for the years indicated:

Balance at December 31, 2021	$13,436
Additions	162
Proceeds from sales	(2,176)
Charge-offs against the valuation allowance for other real estate owned, net	(218)
Net gain on sales	255
Balance at December 31, 2022	$11,459
Additions	71
Proceeds from sales	(2,691)
Charge-offs against the valuation allowance for other real estate owned, net	(1,443)
Net gain on sales	298
Total other real estate owned	$7,694
Less valuation allowance for other real estate owned	(5,950)
Balance at December 31, 2023	$1,744
At December 31, 2023, $0.1 million consumer mortgage loans secured by residential real estate properties were in the process of foreclosure compared to $0.2 million of consumer mortgage loans in the process of foreclosure at December 31, 2022.
Activity in the valuation allowance for other real estate owned in settlement of loans for the years December 31, as indicated:

(in thousands)	2023	2022	2021
Balance, beginning of year	$2,664	$2,911	$2,614
Provision for (release of) other real estate owned	4,729	(29)	965
Charge-offs	(1,443)	(218)	(668)
Balance, end of year	$5,950	$2,664	$2,911
During 2023 the Company recorded a $4.7 valuation write-down primarily related to two foreclosed property relationships.